Exhibit 99.1

Sterling Bancorp Investor Presentation May 2019

PAGE 2 Forward - Looking Statements and Associated Risk Factors We make statements in this presentation regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting us that are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “target,” “estimate,” “forecast,” “project,” “continue,” “positions,” “prospects,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions . These forward - looking statements are subject to numerous assumptions, risks and uncertainties which change over time . In addition to factors previously disclosed in reports filed with the Securities and Exchange Commission, the following factors, among others, could cause our actual results to differ materially from those contemplated by such forward - looking statements : difficulties and delays in integrating Astoria Financial Corporation’s and Advantage Funding Management, Co . , Inc . ’s business or fully realizing cost savings and other benefits ; business disruption ; a failure to grow revenues faster than we grow expenses ; a deterioration in general economic conditions, either nationally, internationally, or in our market areas, including extended declines in the real estate market and constrained financial markets ; inflation ; the effects of, and changes in, trade ; changes in asset quality and credit risk ; introduction, withdrawal, success and timing of business initiatives ; capital management activities ; customer disintermediation ; and our success in managing those risks . Other factors that could cause our actual results to differ from those indicated in forward - looking statements are included in the “Risk Factors” section of our filings with the Securities and Exchange Commission . The forward - looking statements speak only as of the date they are made and we undertake no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date on which such statements were made .

PAGE 3 Overview of Sterling $30Bn commercial bank with best - in - class returns and an experienced management team ▪ Consistent top - tier financial results driven by growth, continuous transformation and positive operating leverage ▪ Management team with extensive experience operating regional / large banks Unique value proposition that attracts relationship - oriented clients and high performing results - oriented colleagues ▪ Focus on targeted segments generates superior asset generation opportunities and drives operational funding growth ▪ Highly efficient and effective operations and risk management ▪ Single point - of - contact model ▪ Investing for a digital age; continuous transformation Commercially focused with a proficiency in serving small to medium - sized businesses ▪ ~85% commercial loans / 15% consumer; Long - term target of ~90% commercial ▪ National lending capabilities supplement loan growth with relationships that deliver attractive risk - adjusted returns Low cost deposit funding, diverse loan mix, superior generator of excess capital and strong credit metrics ▪ Attractive low cost deposit base with a balance of commercial and consumer credits ▪ Excess capital generation provides optionality; in Q1 we repurchased ~4% of our shares outstanding, deploying $154mm of excess capital ▪ Conservative underwriting, risk management and balanced loan portfolio Proven ability to grow organically and effectively acquire and integrate banks, commercial finance businesses and assets ▪ We have successfully executed on multiple mergers and continue to extract synergies from the Astoria transaction ▪ In Q1 completed acquisition of a ~$500mm asset based lending / equipment finance portfolio from Woodforest National Bank; efficient use of excess capital consistent with our commitment to remix our balance sheet Financial Snapshot Note: Market data as of May 9, 2019; Financial data as of Q1 2019; Adjusted financial data represents non - GAAP measures. Please refer to the non - GAAP reconciliation beginning on pages 25 to 28 $Bn, except per share EPS and TBV Q1 2019 Adjusted Diluted EPS Availble to Common Shareholders $0.50 Q1 2019 TBV $11.92 Returns Adjusted ROATCE 17.04% Adjusted ROATA 1.48% Adjusted Efficiency Ratio 40.5% Balance Sheet Total Assets $30.0 Gross Loans $19.9 Yield (excl. Accretion) 4.66% Total Deposits $21.2 Cost 0.88% Capital TCE / TA (%) 8.87% Delivery Channels Commercial Relationship Teams 30 Financial Centers 99 Market Data P/NTM EPS 9.7x P/TBV 1.8x

Uniquely Diversified Business Model

Attractive NYC Presence...



Hartford
Waterbury
Middletown
Meriden
Norwich
Danbury
New Haven
New London
Bridgeport
Stamford
Paterson
Newark
New York
Elizabeth
Brentwood

...Supplemented by National Asset and Deposit Generation Capabilities



Baltimore
Philadelphia
Atlanta
Iselin
Detroit
Los Angeles
Chicago
New York
Columbus
Dallas
Boston

Commercial Bank	Consumer Bank	National Capabilities
~60% of loans	*~15% of loans*	*~25% of loans*

Commercial Bank

- In-market, relationship commercial banking
- Targets small and middle market companies with between $5mm and $250mm in sales
- Expertise in several niche verticals limits competition
- Continued growth in treasury management and municipal banking
- "Team based" approach; best-in-market talent

Consumer Bank

- Attractive, long-dated core deposit base
- 73bps cost of deposits
- ~$200mm deposits per financial center
- Continued financial center consolidations will lower noninterest expense and all-in cost of deposits

National Capabilities

- Leverages balance sheet and earns attractive risk-adjusted returns
- Diversified by loan and lease type, geography and industry
  - Payroll Finance
  - Asset Based Lending and Healthcare
  - Factoring
  - Equipment Finance
  - Transportation Finance
  - Syndications
  - Mortgage Warehouse Lending
- Launch of online / direct bank in H2 2019

STERLING BANCORP

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PAGE 5 History of Successful Organic Growth and Targeted M&A Assets: $2,919MM Assets: $430MM Assets: $2,751MM Assets: $3,120MM Assets: $330MM Assets: $14,559MM Assets: $457MM Assets: $495MM $0 $10 $20 $30 $40 $50 ($ in billions) Total Asset Growth NewStar Business Credit LLC Woodforest National Bank Specialty Finance NOTE: Note: Adjusted results exclude certain charges and gains. Refer to the Company’s reports on form 10 - k and 10 - Q filed with the Securities and Exchange Commission for details on adjusted/non - GAAP financial measures. Tangible Book Value per Common Share Adjusted Earnings per Share Available to Common Stockholders $7.19 $7.30 $5.77 $6.47 $7.05 $8.08 $10.53 $11.79 2011 2012 2013 2014 2015 2016 2017 2018 CAGR = 7% Since Acquistion of Legacy STL = 13% $0.26 $0.46 $0.52 $0.79 $0.96 $1.11 $1.40 $2.00 2011 2012 2013 2014 2015 2016 2017 2018 CAGR = 34% $10.68 $11.92 Q1 2018 Q1 2019 Growth Rate = 11.6% $0.45 $0.50 Q1 2018 Q1 2019 Growth Rate = 11.1%

Performance & Results

- Successful transformation from thrift business model to diversified commercial bank
- Focus on executing commercial team strategy and generating higher levels of productivity
- Building a larger, more diversified and more profitable company

($ in millions except for per share data)	Twelve Months Ended				Three Months Ended
	12/31/2015	12/31/2016	12/31/2017	12/31/2018	3/31/2019
Balance Sheet Growth:					
Total Assets	$11,956	$14,178	$30,360	$31,383	$29,957
Total Loans	7,859	9,527	20,009	19,219	19,908
Total Deposits	8,580	10,068	20,538	21,214	21,226
Tangible Common Equity	917	1,092	2,368	2,548	2,498
Improving Efficiency and Rising Profitability:					
Net Income, as adjusted	$105.4	$145.5	$224.0	$457.6	$107.9
Diluted EPS, as adjusted	0.96	1.11	1.40	2.00	0.50
ROATA, as adjusted	1.17%	1.20%	1.27%	1.55%	1.48%
ROATE, as adjusted	13.86%	14.90%	15.17%	18.29%	17.04%
Efficiency Ratio, as adjusted	50.8%	46.2%	41.8%	38.8%	40.5%
Shareholder Impact:					
Market Capitalization	$2,109	$3,165	$5,530	$3,570	$3,904
Stock Price	16.22	23.40	24.60	16.51	18.63
Tanigble Book Value per Common Share	7.05	8.08	10.53	11.78	11.92

Note: Adjusted results exclude certain charges and gains. Refer to the Company's reports on form 10-k and 10-Q filed with the Securities and Exchange Commission for details on adjusted/non-GAAP financial measures.

STERLING BANCORP

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PAGE 7 Focus on Efficiency and Increasing Operating Leverage Adjusted Operating Efficiency Ratio Note : Refer to the Company’s reports on form 10 - K and 10 - Q filed with the Securities and Exchange Commission for details on adjusted/non - GAA P financial measures. Adjusted Operating Expenses Annualized Adjusted Operating Efficiency Ratio

Financial Performance

PAGE 9 Our Loan Composition Will Continue to Transition… Loans by Line of Business 1Q 2019 Line of Business Focus Commercial Banking Middle market companies with $5MM and $250MM in sales; owners, senior managers, and employees of our clients; professional service firms in respective markets located in the greater NY metropolitan area Consumer Banking: Financial Centers & Retail Focus on retail clients, small businesses and professionals Residential Mortgage Select origination activity in footprint; sale of fixed rate portfolio underway Commercial Finance: Payroll Finance Accounts receivable funding, back office support and payroll services to staffing firms Asset Based Lending Working capital financing secured by receivables/other assets Factoring Financing and A/R management targeting importers, manufacturers and distributors Equipment Finance Direct and indirect financing in various industry sectors and equipment types Transportation Finance Vehicle financing and leasing to manufacturers, dealers and commercial end- users Franchise Finance Lending to select concepts in the restaurant franchise industry Syndications Arranging and syndication of bank loans for commercial banking and specialty lending clients Mortgage Warehouse Lending Lending to non-depository residential mortgage brokers Municipal & Non-Profit Services not-for-profit institutions and government entities $19.9 $19.9 4.85 5.17 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 $0 $5 $10 $15 $20 $25 1Q 2018 1Q 2019 Long-Term Target Composition C&I CRE ADC Resi Mrtg Consumer Yield on Loans % ($ in billions) Quarterly Loan Trend Commercial Banking 60% Financial Centers 1% Resi Mrtg & Other 14% Commercial Finance 20% Muni & Non - Profit 5% Total Loans: $19.9 billion

PAGE 10 …Positioning Our Balance Sheet For Additional Upside $19,703 $19,908 ($1,435) ($1,298) ( $43 ) ( $89 ) + $1,372 +$744 + $457 + $497 Gross Loans at Close of Astoria merger (Oct. 2, 2017) Residential Loan Runoff Residential Loan Sale Multifamily Other Commercial Finance Commercial Real Estate Advantage Woodforest Q1 2019 Gross Loans Repositioning of Loan Portfolio Since Astoria ($mm) Progression of Balance Sheet Mix Close of Astoria Merger 46% CRE (1) 29% Consumer 9% Traditional C&I Commercial Finance (2) 16% Q1 2019 Includes Strategic Actions 49% CRE (1) 15% Consumer 12% Traditional C&I Commercial Finance (2) 24% Long - Term Target 45% CRE (1) 10% Consumer 20% Traditional C&I Commercial Finance (2) 25% (1) CRE includes commercial real estate, multifamily and ADC loans (2) Commercial finance loans include asset - based lending (“ABL”), payroll finance, warehouse lending, factored receivables, equipment finance a nd public sector loans Targeted Portfolio Runoff and Strategic Exits ( - $2.9Bn) Organic Growth (+$2.1Bn) M&A Opportunities (+$1Bn) (1)

PAGE 11 Deposit Base Serves as Stable Funding and Enables Best - in - Class Asset Generation Deposit Base by Account Balance 1Q 2019 Deposit by Line of Business 1 Q 2019 $20.6 $21.0 $21.5 $21.2 $21.2 0.47 0.55 0.68 0.77 0.88 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0 $5 $10 $15 $20 $25 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Non-Interest Bearing DDA Interest Bearing DDA Savings MMDA CDs Cost of Deposits % ($ in billions) Quarterly Deposit Trend Commercial Banking 32% Financial Centers 49% Commercial Finance 1% Muni & Non - Profit 11% Resi Mrtg & Other 7% Total Deposits: $21.2 billion Range Total Balance ($MM) WAvg. Rate $0 - 99k 5,770 0.45% $100k - 249k 3,529 0.76% $250k - 499k 1,920 0.75% $500k - 4.9MM 4,229 0.74% $5MM+ 5,778 1.34% Total 21,226 0.88%

PAGE 12 Securities Portfolio Provides Adequate Source of Liquidity at Attractive Yields and Duration Ratings 1Q 2019 Duration 1Q 2019 Aaa - Aa1 82% Aa2 - Aa3 9% A1 - A2 2% A3 1% Baa1 & Below 3% Non - Rated 3% % of Total Assets: 19.8% Current 2% 3 - 12 Months 1% 1 - 2 Years 2% 2 - 3 Years 5% 3 - 4 Years 16% 4 - 5 Years 29% 5 - 10 Years 43% Beyond 10 Years 2% Effective Duration: 5.06yrs $6.6 $6.8 $6.7 $6.7 $5.9 2.85 2.88 2.87 2.92 2.99 - 1.00 2.00 3.00 4.00 5.00 6.00 $0 $1 $2 $3 $4 $5 $6 $7 $8 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Agencies & SBA CMO MBS CMBS Corporate Muni TE Yield on Securities % ($ in billions) Quarterly Investment Securities Trend

PAGE 13 Growth in Efficient Sources of Fee Income; Disciplined Expense Management (1) Excludes net gains/(losses) on sale of securities and gain on sale of residential mortgages (2) Excludes merger related costs and amortization of intangibles (3) Other income includes wealth management, interchange revenue and other miscellaneous revenue $24.1 $26.5 $24.2 $27.4 $24.5 $0 $5 $10 $15 $20 $25 $30 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Service Charges LC, Swaps & Other Loan Fees BOLI Account Receivable Mgmt Other (3) ($ in MMs ) Quarterly Non - Interest Income Trend (1) $105.7 $105.9 $105.9 $104.2 $106.9 2,016 2,037 1,959 1,907 1,855 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 $0 $20 $40 $60 $80 $100 $120 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Comp & Benefits Office & Occupancy Business Development Professional Services Data Processing Regulatory Assessments Other (2) FTEs ($ in MMs ) Quarterly Non - Interest Expense Trend

PAGE 14 Strong Asset Quality … 45.10% 45.00% 49.30% 56.70% 58.10% 0.91% 0.92% 0.90% 0.88% 0.86% 0.18% 0.18% 0.08% 0.12% 0.14% 0.0% 0.3% 0.5% 0.8% 1.0% 1.3% 1.5% 0% 10% 20% 30% 40% 50% 60% 70% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Reserves to NPLs Non-performing loans to total loans % Net charge-offs to average loans (annualized) % (%) Asset Quality Data 101.9 119.7 88.5 113.2 128.1 255.9 251.8 280.4 266.0 288.7 1.0 0.9 2.2 0.1 - 358.8 372.4 371.0 379.3 416.7 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Special Mention Loans Substandard Loans Doubtful Loans ($ in MMs) Total Criticized/Classified/Doubtful Loans

PAGE 15 …and Underlying Collateral Value CRE & Multi - Family C&I and Commercial Finance Secured vs. Unsecured Multi - Family 49% Retail 10% Mixed Use 9% Office 9% Other 23% Total CRE & Multi - Family Loans: $ 9.5B % Loan to Value: 48.0% DSCR: 1.59x Accounts Receivable 23% Business Assets 21% Equipment 15% Deposits/Insurance /Notes 12% Mortgage Warehouse 14% Unsecured 3% Property 4% Vehicle 8% Total C&I and Capital Finance Loans: $7.26B (97% of portfolio fully secured)

PAGE 16 Attractive Levels of Capital Generation With Continued Opportunities for Excess Capital Deployment (1) CET1 Total Capital Ratio Leverage Ratio Tier 1 Capital Ratio 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 Sterling National Bank 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 Sterling Bancorp

Business Strategy

PAGE 18 Drive High Performance, Execution - Driven Culture Core Values ■ High Achievement ■ Accountability ■ Initiative ■ Collaboration ■ Integrity Above and beyond is standard procedure here. 1. Deliver positive operating leverage by driving revenue growth at 2 - 3 x expense growth 2. Create asset mix diversity with low cost, long - term funding 3. Maintain a robust risk management platform 4. Consistently deliver top quartile performance 5. Focus on commercial & consumer segments where we can provide value 6. Deemphasize segments that are commoditized 7. Team - based, relationship oriented, single point of contact model 8. Deliver a superior, easy to use digital experience and rationalize physical delivery 9. Relentlessly manage the culture of our company to our defined values 10. Continuously reinvent the company to drive results 11. Align incentives to shareholder value creation 12. Be the best in the industry at Execution

PAGE 19 Executing Transformation at Sterling Digital Investments ▪ Launch of Direct Bank in H2 2019 ▪ Core digital competencies to enhance relationship banking model ▪ Aligned to customer preferences: harmonizing digital and physical footprint Automation ▪ Eliminate time intensive operational processes ▪ Elastic business model designed for rapid integrations ▪ Automated reporting and analytics Data Ecosystem ▪ Artificial intelligence and machine learning ▪ “Big data” / sophisticated data analytics ▪ Digitally enabled marketing; efficient sales practices Targeted Verticals and Products ▪ Commitment to expertise in Legal, Property Management and Non - profits ▪ Refining Private / High - Net Worth consumer client strategy ▪ Significant upside potential in treasury management Initiatives Commentary

PAGE 20 Effective Relationship Based Commercial Team Delivery Model ▪ Relationship; not just a transaction ▪ Teams deliver all products and services as a single point of contact ̶ Delivers enhanced client experience ̶ Eliminates organizational silos ̶ Relationship manager drives client relationship ▪ Teams are typically less than 10 FTE and supported by select product specialists ▪ Performance measurement is based on team - specific P&L (“Contribution Report”) – Risk – adjusted to reflect true profitability, not just volume ▪ Staff and support functions (including credit) centrally organized – Teams do not have credit authority ▪ Augmenting with digital capabilities (Sterling Connect) 30 Teams deployed

Consumer Banking Value Proposition

- Our consumer bank offers a unique funding source for our corporate bank asset generation
  - Through-the-cycle net funding generator
  - Low interest-bearing deposit beta; Currently 26% through-the-cycle
  - Stable; Less prone to cyclical outflow than corporate bank deposits
- ~73bps cost of consumer deposits
- We continue to consolidate inefficient branches, reducing noninterest expense and lowering the all-in cost of deposits
- Acquisition of Astoria significantly increased our exposure to long-dated consumer core deposits; as a result, our earnings profile is strong despite:
  - Higher absolute rates in the economy
  - Federal reserve balance sheet unwinding
  - Competition from direct banks
- Attractive market demographics; $90,617 median household income in counties where we have deposit-taking offices vs. a national average of $63,174

Focused consumer and business banking segmentation that aligns resources to the opportunities



Consumer Banking
Business Banking
Mass Market
Mid-Scale Seniors
Mass Affluent
Emerging Affluent
Affluent
Business Banking
✓ Professionals
✓ Industry Niches
Financial Center Hubs
Serve & Nurture
Private Banking Relationship Managers
Transition & Invest
Business Banking Managing Directors
Invest

Cumulative Consumer Deposit Beta Since Q4 2017



Cost of IB Deposits
8%
21%
19%
26%
Q2
Q3
Q4
Q1
2018
2019
0.47%
0.61%
0.64%
0.73%

Deposits Per Branch ($mm)



$121
$205
Peers
STL

STERLING BANCORP

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PAGE 22 Branch Network Progression To date, the financial centers that we have consolidated (both legacy and acquired) equate to ~43% of branches (since 2011)

PAGE 23 ▪ Generate organic loan growth in excess of $1.5B ▪ Acquire higher yielding asset portfolios within credit parameters ▪ Acquire low cost funding sources ▪ Expand commercial relationship teams ▪ Exit low yielding, fixed rate mortgage and commercial multi - family loan portfolios ▪ Reduce and reallocate cost structure ▪ Invest in digital initiatives, including AI/robotics ▪ Flexible capital management including organic growth, acquisitions and capital return Focus on Specific Opportunities in 2019

PAGE 24 Sustainable Long - Term Financial Targets Metric Target Earnings per share growth 10%+ Return on Average Tangible Assets 1.50%+ Return on Average Tangible Common Equity 17%+ Efficiency Ratio 40% Operating Leverage 2 - 3x Capital Ratios (TCE/TA) 8.25%

PAGE 25 ▪ In this presentation, we have referred to non - GAAP/adjusted results to help illustrate the impact of certain types of items, such as the following: ▪ The impact of the securities gains and losses, non - taxable income, merger - related expenses, charges for asset write - downs, systems integration, retention and severance, gain on extinguishment of borrowings, gains on sale of certain real properties and amortization of non - compete agreements and acquired customer list intangible assets to our net income. ▪ Our tangible common equity (common stockholders’ equity, less intangible assets, other than servicing rights). These measures are used by management and the Board of Directors on a regular basis, in addition to our GAAP results, to facilitate the assessment of our financial performance and to assess our performance compared to our budgets and strategic plans. These non - GAAP financial measures complement our GAAP reporting and are presented below to provide investors, analysts, regulators and others information and reconciliations that we use to manage and evaluate our business each period. This information supplements our results as reported in accordance with GAAP, and should not be viewed in isolation from, or as a substitute for, our GAAP results. Adjusted Information (non - GAAP financial information)

PAGE 26 Quarterly Non - GAAP/Adjusted to GAAP Reconciliation

PAGE 27 Quarterly Non - GAAP/Adjusted to GAAP Reconciliation

PAGE 28 Quarterly Non - GAAP/Adjusted to GAAP Reconciliation